UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                     001-14431            95-4676679
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

     630 East Foothill Blvd.
      San Dimas, California                                      91773
 (Address of principal executive                               (Zip Code)
            offices)

       Registrant's telephone number, including area code: (909) 394-3600
-------------------------------------------------------------------------------

                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                   001-12008              95-1243678
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

     630 East Foothill Blvd.
      San Dimas, California                                      91773
 (Address of principal executive                              (Zip Code)
            offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR
     14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal  Officers;  Compensatory
           Arrangements of Certain Officers

         On December 14, 2006, the Compensation Committee of the Board of Directors approved an award of stock options to Floyd E. Wicks, the President and Chief Executive Officer of the Company and its subsidiaries, Robert J. Sprowls, Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of the Company and its subsidiaries, Joel A. Dickson, the Senior Vice President of Golden State Water Company and Chaparral City Water Company, wholly owned subsidiaries of the Company, Denise L. Kruger, Senior Vice President of Operations of Golden State Water Company and Chaparral City Water Company, Susan
L. Conway, Senior Vice President, Administrative Services, of Golden State Water Company and McClellan Harris III, Senior Vice President and Secretary of American States Utility Services, Inc. and its subsidiaries in the amount of 14,341, 7,171, 7,171, 5,378, 5,378 and 5,378, respectively, effective January 2,
2007. Under the terms of the grant, each option will vest on each of the first, second and third anniversaries after the grant date in the percentages of 33%, 33% and 34%, respectively. The stock options have been awarded pursuant to the terms of a stock option agreement in the form previously filed with the Securities and Exchange Commission.

         The Compensation Committee also approved an award of restricted stock units to the same executive officers in the amount of 2,632, 1,316, 1,316, 987, 987 and 987, respectively, effective January 2, 2007. The awards vest and restrictions lapse on the first, second and third anniversaries of the grant date in the percentages of 33%, 33% and 34%, respectively. Under the terms of each restricted stock grant, each officer will be entitled to receive dividends payable in additional restricted stock units on each restricted stock unit equal to the amount of dividends payable on an equivalent number of the Company's common shares. The restricted stock units have been awarded pursuant to the terms of a restricted stock unit agreement in the form previously filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            AMERICAN STATES WATER COMPANY

Date: December 15, 2006    /s/                Robert J. Sprowls
                           ---------------------------------------------------
                                              Robert J. Sprowls
                                 Sr. Vice President, Chief Financial Officer,
                                      Treasurer and Corporate Secretary